Exhibit 10(S)

[CRS Funding Corporation]

SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

This SECOND AMENDMENT (this “Amendment”), dated as of July 1, 2003, is among CRS FUNDING CORPORATION, a Delaware corporation, as seller (the “Seller”), CARPENTER TECHNOLOGY CORPORATION, a Delaware corporation (“Carpenter”), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), MARKET STREET FUNDING CORPORATION, a Delaware corporation (together with its successors and permitted assigns, the “Issuer”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association (“PNC”), as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”).

RECITALS

1. The Seller, the Servicer, the Issuer and the Administrator are parties to the Receivables Purchase Agreement, dated as of December 20, 2001 (as amended, supplemented or otherwise modified from time to time, the “Agreement”).

2. The Seller, the Servicer, the Issuer and the Administrator desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Amendments to the Agreement.

(a) Schedule II to the Agreement is hereby amended and restated in its entirety and replaced by Schedule II attached hereto.

SECTION 2. Conditions to Effectiveness.

This Amendment shall become effective as of the date hereof subject to the condition precedent that the Administrator shall have received the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:

(a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and

(b) such other documents and instruments as the Administrator may reasonably request.

SECTION 3. Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflict of laws principles.

SECTION 6. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CRS FUNDING CORPORATION

By:
Name:
Title:

CARPENTER TECHNOLOGY CORPORATION, as Servicer

By:
Name:
Title:

S-1	Second Amendment to RPA (CRS Funding Corp.)

MARKET STREET FUNDING CORPORATION

By:
Name:
Title:

S-2	Second Amendment to RPA (CRS Funding Corp.)

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:
Name:
Title:

S-3	Second Amendment to RPA (CRS Funding Corp.)

SCHEDULE II

LOCK-BOX BANKS AND LOCK-BOX ACCOUNTS

Lock-Box Bank	Lock Box No.	Account No.
Mellon Financial Services Corporation #1	10183	8-242-836
	21039	8-242-836
Mellon Bank, N.A.	0220	8-242-836
PNC Bank, National Association	910867	1017291216
	771774	1017291216
	643433	1017291216

Second Amendment to RPA (CRS Funding Corp.)

[CRS Funding Corporation]

THIRD AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

This THIRD AMENDMENT (this “Amendment”), dated as of June 29, 2004, is among CRS FUNDING CORPORATION, a Delaware corporation, as seller (the “Seller”), CARPENTER TECHNOLOGY CORPORATION, a Delaware corporation (“Carpenter”), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), MARKET STREET FUNDING CORPORATION, a Delaware corporation (together with its successors and permitted assigns, the “Issuer”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association (“PNC”), as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”).

RECITALS

1. The Seller, the Servicer, the Issuer and the Administrator are parties to the Receivables Purchase Agreement, dated as of December 20, 2001 (as amended, supplemented or otherwise modified from time to time, the “Agreement”).

2. The Seller, the Servicer, the Issuer and the Administrator desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Amendment to the Agreement. Section 1.4 of the Agreement is hereby amending and restating the proviso at the end thereof as follows:

provided, that (a) the amount of any such reduction shall be not less than $1,000,000 and shall be an integral multiple of $100,000 (unless the Purchase Limit shall have been reduced to zero in accordance with Section 1.1 (b)) and (b) the Seller shall choose a reduction amount, and the date of commencement thereof, so that to the extent practicable such reduction shall commence and conclude in the same Settlement Period.

SECTION 2. Conditions to Effectiveness.

This Amendment shall become effective as of the date hereof subject to the condition precedent that the Administrator shall have received the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:

(a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and

(b) such other documents and instruments as the Administrator may reasonably request.

SECTION 3. Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflict of laws principles.

SECTION 6. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

[SIGNATURE PAGES TO FOLLOW]

2	Third Amendment to RPA (CRS Funding Corp.)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CRS FUNDING CORPORATION

By:	/s/ WALTER L. PEASE
Name:	WALTER L. PEASE
Title:	TREASURER

CARPENTER TECHNOLOGY CORPORATION, as Servicer

By:	/s/ WALTER L. PEASE
Name:	WALTER L. PEASE
Title:	ASSISTANT TREASURER

MARKET STREET FUNDING CORPORATION

By:	/s/ EVELYN ECHEVARRIA
Name:	EVELYN ECHEVARRIA
Title:	VICE PRESIDENT

S-2	Third Amendment to RPA (CRS Funding Corp.)

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ JOHN T. SMATHERS
Name:	John T. Smathers
Title:	Vice President

S-3	Third Amendment to RPA (CRS Funding Corp.)

EXECUTION VERSION

[CRS Funding Corporation]

FOURTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

This FOURTH AMENDMENT (this “Amendment”), dated as of November 2, 2004, is among CRS FUNDING CORPORATION, a Delaware corporation, as seller (the “Seller”), CARPENTER TECHNOLOGY CORPORATION, a Delaware corporation (“Carpenter”), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), MARKET STREET FUNDING CORPORATION, a Delaware corporation (together with its successors and permitted assigns, the “Issuer”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association (“PNC”), as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”).

RECITALS

1. The Seller, the Servicer, the Issuer and the Administrator are parties to the Receivables Purchase Agreement, dated as of December 20, 2001 (as amended, supplemented or otherwise modified from time to time, the “Agreement”).

2. The Seller, the Servicer, the Issuer and the Administrator desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

SECTION 2. Amendments to the Agreement.

SECTION 2.1 Exhibit I to the Agreement is hereby amended by adding the following definition where alphabetically appropriate:

“Excluded Receivable” means, each account receivable originated by the Originator after November 2, 2004, the Obligor of which is Alcoa, Inc., which is indicated on the books and records of such Originator as “ALCOA ENGINEERED PROD”, “ALCOA HOWMET CASTINGS”, “ALCOA INC.”, “ALCOA FASTENING SYSTEMS”, “HUCK FASTENING SYSTEMS”, “HUCK MANUFACTURING CO.” or “HUCK INTERNATIONAL INC” (it being expressly understood and agreed that on or prior to November 2, 2004, any account receivable originated by the Originator, the obligor of which is Alcoa, Inc., shall continue to be a “Receivable” for all purposes of this Agreement and all other Transaction Documents).

SECTION 2.2 The definition of “Facility Termination Date” as set forth in Exhibit I to the Agreement is hereby amended by deleting the date “December 17, 2004” therein and substituting the date “December 15, 2006” therefor.

SECTION 2.3 The definition of “Receivable” as set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Receivable” means any indebtedness and other obligations (whether or not earned by performance) owed to the Seller (as assignee of the Originator) or the Originator by, or any right of the Seller or the Originator to payment from or on behalf of, an Obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with property or goods that have been or are to be sold or otherwise disposed of, or services rendered or to be rendered, by the Originator, and includes the obligation to pay any finance charges, fees and other charges with respect thereto (other than Excluded Receivables). Indebtedness and other obligations arising from any one transaction, including indebtedness and other obligations represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other obligations arising from any other transaction.

SECTION 2.4 Paragraph (2) of Exhibit II to the Agreement is hereby amended by (A) deleting the period at the end of clause (b)(iv) therein and substituting the phrase “; and” therefor and (B) adding the following clause (c), to be read in its entirety as follows:

(c) in the case of each purchase, the Administrator shall have received results satisfactory to it of an agreed upon procedures field exam performed by certified public accountants or other auditors acceptable to the Administrator within one year prior to the date of such purchase.

SECTION 2.5 Clause (h) of paragraph (1) of Exhibit IV to the Agreement is hereby amended and restated in its entirety as follows:

(h) Audits. The Seller shall, from time to time during regular business hours as reasonably requested in advance (unless a Termination Event or an Unmatured Termination Event exists) by the Administrator, permit the Administrator, or its agents or representatives: (i) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in the possession or under the control of the Seller (or the Originator) relating to Receivables and the Related Security, including the related Contracts, (ii) to visit the offices and properties of the Seller for the purpose of examining such materials

2	Fourth Amendment to RPA (CRS Funding Corp.)

described in clause (i) above, and to discuss matters relating to Receivables and the Related Security or the Seller’s performance under the Transaction Documents or under the Contracts with any of the officers, employees, agents or contractors of the Seller having knowledge of such matters and (iii) without limiting the clauses (i) and (ii) above, no more than once annually (unless a Termination Event or an Unmatured Termination Event exists) to engage certified public accountants or other auditors acceptable to the Seller and the Administrator to conduct, at the Seller’s expense, a review of the Seller’s books and records with respect to such Receivables; provided, that such an annual review as set forth in this clause (h)(iii) shall not be required at any time (unless a Termination Event or an Unmatured Termination Event exists) when no Capital and no other amount is outstanding (it being expressly understood and agreed that at all times after the first purchase which occurs subsequent to the effectiveness of that certain Fourth Amendment to this Agreement, dated as of November 2, 2004, the covenant set forth in this clause (h) shall be read without giving effect to the proviso set forth above and thereafter the covenant set forth herein (without giving effect to the proviso) shall be required as set forth herein);

SECTION 2.6 Clause (f) of paragraph (2) of Exhibit IV to the Agreement is hereby amended and restated in its entirety as follows:

(f) Audits. The Servicer shall, from time to time during regular business hours as reasonably requested in advance (unless a Termination Event or an Unmatured Termination Event exists) by the Administrator, permit the Administrator, or its agents or representatives: (i) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in its possession or under its control relating to Receivables and the Related Security, including the related Contracts; (ii) to visit its offices and properties for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to Receivables and the Related Security or its performance hereunder or under the Contracts with any of its officers, employees, agents or contractors having knowledge of such matters and (iii), without limiting the clauses (i) and (ii) above, no more than once annually (unless a Termination Event or an Unmatured Termination Event exists) to engage certified public accountants or other auditors acceptable to the Servicer and the Administrator to conduct, at the Servicer’s expense, a review of the Servicer’s books and records with respect to such Receivables; provided, that such an annual review as set forth in this clause (f)(iii) shall not be required at any time (unless a Termination Event or an Unmatured Termination Event exists) when no Capital and no other amount is outstanding (it being expressly understood and agreed that at all times after the first purchase which occurs subsequent to the effectiveness of

3	Fourth Amendment to RPA (CRS Funding Corp.)

that certain Fourth Amendment to this Agreement, dated as of November 2, 2004, the covenant set forth in this clause (f) shall be read without giving effect to the proviso set forth above and thereafter the covenant set forth herein (without giving effect to the proviso) shall be required as set forth herein);

SECTION 3. Representations and Warranties. Each of the Seller and Servicer hereby represents and warrants to the Issuer and the Administrator as follows:

(a) Representations and Warranties. The representations and warranties of such Person contained in Article 2 of the Agreement (as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

(c) No Default. Immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

(d) Redirection of Funds. Prior to the effectiveness of this Amendment, Carpenter shall have given the obligor with respect to any Excluded Receivable and its assigns a written directive to remit (or cause to be remitted) all funds with respect to such Excluded Receivables to an account other than a Lock-Box Account or the lock-boxes related thereto and such other account shall not be the subject of a Lock-Box Agreement.

SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof subject to the condition precedent that the Administrator shall have received the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:

(a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and

(b) such other documents and instruments as the Administrator may reasonably request.

SECTION 5. Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase

4	Fourth Amendment to RPA (CRS Funding Corp.)

Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflict of laws principles.

SECTION 8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

[SIGNATURE PAGES FOLLOW]

5	Fourth Amendment to RPA (CRS Funding Corp.)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CRS FUNDING CORPORATION

By:	/s/ JAIME VASQUEZ
Name:	JAIME VASQUEZ
Title:	VP / TREASURER

CARPENTER TECHNOLOGY CORPORATION, as Servicer

By:	/s/ JAIME VASQUEZ
Name:	JAIME VASQUEZ
Title:	VP / TREASURER

S-1	Fourth Amendment to RPA (CRS Funding Corp.)

MARKET STREET FUNDING CORPORATION

By:	/s/ DOUGLAS K. JOHNSON
Name:	Douglas K. Johnson
Title:	President

S-2	Fourth Amendment to RPA (CRS Funding Corp.)

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ JOHN T. SMATHERS
Name:	John T. Smathers
Title:	Vice President

S-3	Fourth Amendment to RPA (CRS Funding Corp.)